SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

Cascade Bancorp
(Name of Registrant as Specified In Its Charter)

——————————————————————————————
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

|_|	Fee paid previously with preliminary materials:

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

1100 NW Wall Street

Bend, Oregon 97701

PRELIMINARY DRAFT

November 6, 2008

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Cascade Bancorp (the “Company”) to be held on December 10, 2008, at 8:00 am at 1100 NW Wall Street, Bend, Oregon.

The Notice of Special Meeting of Shareholders and Proxy Statement are included herein and describe the formal business to be transacted at the meeting. Directors and Officers of the Company will be present to respond to appropriate shareholder questions.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the meeting in person, please vote your proxy via the Internet, by telephone or by mail in order to ensure a quorum.

Your continued interest and support of Cascade Bancorp are sincerely appreciated.

Sincerely,

Gregory D. Newton

Secretary

Please give careful attention to all of the information enclosed with this letter, including the information contained or incorporated by reference in the proxy statement.

CASCADE BANCORP

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AT 8:00 AM ON DECEMBER 10, 2008

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Cascade Bancorp (“Cascade” or the“Company”) will be held at 1100 NW Wall Street, Bend, Oregon, on December 10, 2008, at 8:00 amPacific Time for the following purposes:

Item 1.

To approve an amendment to our Articles of Incorporation to authorize 5,000,000 shares of preferred stock with limited voting rights and to increase the number of authorized shares of the Company’s common stock from 35,000,000 to 45,000,000;

Item 2.	To transact such other business as may properly come before the Meeting and at any adjournments or postponements thereof.

NOTE:	The Board of Directors is not aware of any other business to come before the Meeting.

If you were a shareholder of record of Cascade as of close of business on October 27, 2008, you are entitled to receive this notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum.

Registered holders may vote:

1.	By Internet: go to http://www.proxyvote.com;
2.	By toll-free telephone: call 1-800-579-1639; or
3.	By mail: mark, sign and date and promptly mail the enclosed proxy card.

Beneficial holders. If your shares are held in the name of a broker, bank or other holder of record, you must follow the instructions you receive from the holder of record to vote your shares.

By Order of the Board of Directors,

Gregory D. Newton

Secretary

November 6, 2008

Bend, Oregon

PROXY STATEMENT

OF

CASCADE BANCORP

1100 N.W. Wall Street

Bend, Oregon 97701

(541) 385-6205

SPECIAL MEETING OF SHAREHOLDERS

December 10, 2008

When and where is the Meeting?

A Special Meeting of Shareholders of Cascade Bancorp (“Cascade” or the “Company”) will be held at 1100 NW Wall Street, Bend, Oregon, on December 10, 2008 at 8:00 am Pacific Time (the “Meeting”).

Why am I receiving these materials?

Our shareholders are invited to attend the Meeting and are requested to vote on the proposals described in this proxy statement.

What items will be voted on at the Meeting?

This proxy statement, which was first mailed to shareholders on or about November 6, 2008, is furnished in connection with the solicitation of proxies by the Board to be voted at the Meeting. The purpose of this proxy statement is to solicit the votes of the Cascade shareholders with respect to the following matters:

Item 1.

To approve an amendment to our Articles of Incorporation to authorize 5,000,000 shares of preferred stock with limited voting rights and to increase the number of authorized shares of the Company’s common stock from 35,000,000 to 45,000,000;

Item 2.	To transact other business as may properly come before the Meeting.

The Board has unanimously voted in favor of the amendment to our Articles of Incorporation and recommends your approval. The Board of Directors is considering authorizing the issuance of a series of preferred stock and warrants to purchase common stock to the United States Department of Treasury pursuant to the terms of the Emergency Economic Stabilization Act of 2008 and the TARP Capital Purchase Program established thereunder.

Who may vote?

If you were a shareholder of Cascade as of the close of business on October 27, 2008 (the “Record Date”), you are entitled to vote at the Meeting and at any adjournments or postponements thereof.  As of the Record Date, there were [                        ] shares outstanding held by approximately [          ] holders of record.

How do I vote?

We encourage you to vote electronically or by telephone. You may vote via the Internet at www.investorEconnect.com] by mail or by telephone by calling 1-800-579-1639. Please see the instructions on the proxy or vote instruction card. To vote by mail, please complete, sign and date the proxy card and return it to us at your earliest convenience.

If you are a shareholder of record, you may vote in person at the Meeting. Even if you plan to attend the Meeting, please complete, date, and sign the accompanying proxy and return it promptly to us by mail, or vote via the Internet or telephone.

How is my proxy voted?

If you submit a properly executed proxy with no instructions, the named proxy holders will vote your shares in favor of the amendment to our Articles of Incorporation. In addition, the named proxy holders will vote in their discretion on such other matters that may be considered at the Meeting.  The Board has named Patricia Moss and Gary Hoffman, M.D.as the proxy holders.  Their names appear on the proxy form accompanying this proxy statement.  You may name another person to act as your proxy if you wish, but that person would need to attend the Meeting in person or further vote your shares by proxy.

How do I change or revoke a proxy?

After voting you may change your vote one or more times, or you may revoke your proxy at any time before the vote is taken at the Meeting.  You may revoke your proxy by submitting a proxy bearing a later date or by notifying the Secretary of Cascade (in writing by mail) of your wish to revoke your proxy.  You may also change your proxy or vote by voting again [via the Internet or] by telephone as described above. If you wish to revoke your proxy by mail, your revocation must be received by the Secretary of Cascade no later than 5:00 p.m., local time, on December 9, 2008, the last business day before the Meeting.  You may also revoke your proxy by oral request if you are present at the Meeting.

You may still attend the Meeting even if you have submitted a proxy.  You should be aware that simply attending the Meeting will not, of itself, revoke a proxy.

How do we determine a quorum?

We must have a quorum to conduct any business at the Meeting.  Shareholders holding at least a majority of the outstanding shares of common stock must either attend the Meeting or submit proxies to have a quorum.  If you come to the Meeting or submit a proxy but you abstain from voting on a given matter, we will still count your shares as present for determining a quorum, but not count your shares as voting for or against the given matter.

How do we count votes?

The named proxy holders will vote your shares as you instruct on your proxy.  We will not count abstentions or broker non-votes for or against a matter submitted to a vote of shareholders.  Each share is entitled to one vote.

A broker non-vote occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person actually owns, and that person has not given voting instructions to the broker or other nominee.  A broker may only vote those shares if the beneficial owner gives the broker voting instructions.  We will count broker non-votes as present for establishing a quorum.

What is the voting requirement to approve the proposal?

Assuming the existence of a quorum, the amendment to the Articles of Incorporation will be approved if the number of shares voted in favor of the proposal to approve the amendment to the Articles of Incorporation exceeds the number of shares voted against.

How many shares are held by directors and officers?

As of the Record Date, directors and named executive officers of Cascade beneficially owned [        ] shares, all of which are entitled to vote, including [           ] shares of Cascade common stock that are held in Cascade’s 401(k) plan and are voted by the trustees of the plan.  These shares constitute approximately [ *]% of the total shares outstanding and entitled to be voted at the Meeting.  We expect all directors and executive officers to vote in favor of all proposals.

Who is paying the cost of this proxy solicitation?

Cascade will bear the cost of soliciting proxies from its shareholders.  In addition to using the mail, proxies may be solicited by personal interview, telephone, and electronic communication.  Cascade requests that banks, brokerage houses, other institutions, nominees, and fiduciaries forward their proxy soliciting material to their principals and obtain authorization for the execution of proxies.  Officers and other employees of Cascade and its bank subsidiary, Bank of the Cascades (“Bank”), acting on Cascade’s behalf, may solicit proxies personally.  Cascade may pay compensation for soliciting proxies, and will, upon request, pay the standard charges and expenses of banks, brokerage houses, other institutions, nominees, and fiduciaries for forwarding proxy materials to and obtaining proxies from their principals. In addition, Cascade may engage an outside proxy solicitation firm to render proxy solicitation services.

Are there any retroactive adjustments to the data in this proxy statement?

All share related data has been retroactively adjusted for the five-for-four stock split declared and paid in 2006.

IMPORTANT NOTICES

Neither our common stock nor our proposed preferred stock, are or will be a deposit or bank account, and are not and will not be insured by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

We have not authorized any person to give any information or to make any representations other than the information and statements included in this Proxy Statement. You should not rely on any other information. The information contained in this Proxy Statement is correct only as of the date of this Proxy Statement, regardless of the date it is delivered.

The words “Cascade,” the “Company,” “we,” “our,” and “us,” as used in this Proxy Statement, refer to Cascade Bancorp and its wholly-owned subsidiary, Cascade Bank, collectively, unless the context indicates otherwise.

ITEM 1. TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK WITH LIMITED VOTING RIGHTS AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 35,000,000 TO 45,000,000.

We are asking you to approve a proposal to amend our Articles of Incorporation toauthorize 5,000,000 shares of preferred stock and to increase the number of authorized shares of common stock from 35,000,000 to 45,000,000. The Board of Directors has approved the amendment, and believes such action to be in the best interests of the Company and its shareholders for the reasons set forth below. The purpose of the amendment to the Articles of Incorporation is to enable shares to be issued in connection with capital raising transactions, future acquisitions, joint ventures, strategic alliances, or for other corporate purposes as approved by the Board. Specifically, the Board of Directors is considering authorizing the issuance of a series of preferred stock and warrants to purchase common stock to the United States Department of Treasury (“UST”) pursuant to the terms of the Emergency Economic Stabilization Act of 2008 and the TARP Capital Purchase Program (the “CPP”) established thereunder.

The complete text of the form of the Amendment to the Articles of Incorporation for the authorization of preferred stock and the increase in the number of authorized shares of common stock is set forth in Appendix A to this proxy statement. Such text is however subject to revision for such changes as may be required by the Oregon Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.

Description of the Preferred Stock

Subject to the limitations described below, the preferred stock would have such voting rights, designations, preferences, and relative, participating, option and conversion or other special rights, and such qualifications, limitations or restrictions, as the Board of Directors may designate for each class or series issued from time to time. The Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series is so decreased, the shares constituting such decrease will resume the status of authorized but unissued shares.

The preferred stock would be available for issuance without further action by the shareholders, except as may be required by applicable laws or rules. For example, under the rules and policies of the NASDAQ Stock Market, shareholder approval is required for any potential issuance of 20% or more of our outstanding shares of common stock (including upon conversion of convertible preferred stock) in connection with acquisitions or discounted private placements.

The preferred stock to be authorized is commonly referred to as “de-clawed blank check preferred stock” in that:

•

the voting rights of each share of preferred stock are limited to no more than one vote per share, and the shares of preferred stock will not vote as a separate class or series except as required by Oregon law; and

•

the Board of Directors represents that it will not issue, without prior shareholder approval, any series of preferred stock for any defensive or anti-takeover purpose or with features specifically intended to make any attempted acquisition of Cascade more difficult or costly.

However, within these limits, the Board of Directors may issue preferred stock for capital raising transactions, future acquisitions, joint ventures, or strategic alliances. The Board of Directors believes that the authorization of preferred stock with the above limitations is consistent with sound corporate governance principles while enhancing our ability to take advantage of financing alternatives and acquisition opportunities.

Description of Common Stock

Our authorized capital stock currently consists of 35,000,000 shares of common stock. As of October 27, 2008 there were [             ] shares of common stock issued and outstanding and [           ] shares of common stock reserved for issuance pursuant to the Company’s existing incentive plans. Outstanding shares of common stock and issuable option shares now represent approximately [*]% of the 35,000,000 authorized. No preferred stock is presently authorized by our Articles of Incorporation.

Purposes of the Preferred Stock

The Board of Directors believes that the creation of a class of preferred stock is advisable and in the best interests of the Company and its shareholders for several reasons. The authorization of preferred stock will supplement our authorized common stock by creating an undesignated class of preferred stock to increase our flexibility in structuring capital raising transactions , future acquisitions, joint ventures, and strategic alliances. Preferred stock may also be useful in connection with stock dividends, equity compensation plans or other proper corporate actions. The Board of Directors evaluates such opportunities and considers different capital structuring alternatives designed to advance our business strategy. Having the authority to issue preferred stock will enable us to develop equity securities with terms tailored to specific purposes and to avoid the possible delay associated with, and significant expense of, calling and holding a special meeting of shareholders to authorize such additional capital stock. The Board of Directors believes that such enhanced ability to respond to opportunities and to favorable capital market conditions before the opportunity or conditions pass is in the best interests of our company and its shareholders.

As mentioned above, the Board of Directors is considering authorizing issuance of a series of preferred stock and warrants to purchase common stock to the UST pursuant to the terms of the Emergency Economic Stabilization Act of 2008 and the CPP established thereunder. Preferred stock issued pursuant to the terms of this program may or may not have limited voting rights. If the Company participates in the CPP, it will be required to follow the guidelines set forth by the UST and such guidelines and requirements may not be consistent with the “declawed” provisions and therefore we have included an exception for the CPP in the amendment to our Articles of Incorporation.

Effect of the Preferred Stock Upon Holders of Common Stock

The actual effect of the issuance of any shares of preferred stock upon the rights of holders of the common stock cannot be stated until the Board of Directors determines the specific rights of the holders of such preferred stock. The Board of Directors will have authority to, among other things, establish the number of shares constituting a series, dividend rights, voting rights (but limited to no more than one vote per share of preferred stock), conversion or exchange privileges, redemption features, sinking fund provisions, and rights in the event of a voluntary or involuntary liquidation or dissolution.

The effects of the issuance of preferred stock upon holders of our common stock might include, among other things:

•	restricting our ability to declare dividends or the amount of such dividends on the common stock;
•	restricting our ability to repurchase outstanding common stock;
•	diluting the voting power of the common stock, although the shares of preferred stock may not have more than one vote per share except as required by the CPP; and
•	a change in the market price of the common stock, or impairing the liquidation rights of the common stock, without further action by the shareholders.

Purpose of the Increase in Number of Authorized Shares of Common Stock

The Board believes that it is desirable to increase the number of authorized shares of common stock. This action will provide the Company with flexibility in the future by assuring the availability of sufficient authorized but unissued common stock for valid corporate purposes such as capital raising transactions, stock splits, stock dividends, exercise of options or warrants, or for other corporate purposes. The newly authorized shares of common stock would be available for issuance without further action by shareholders except as required by law, regulation, or as limited by rules promulgated by the Nasdaq National Stock Market.

Required Vote

Assuming the existence of a quorum, the amendment to the Articles of Incorporation will be approved if the number of shares voted in favor of the proposal to approve the amendment to the Articles of Incorporation exceeds the number of shares voted against.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 35,000,000 TO 45,000,000.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth the shares of common stock beneficially owned as of October 27, 2008, by each director and each named executive officer, the directors and named executive officers as a group and those persons known to beneficially own more than 5% of our common stock:

Beneficial Owner’s Name	Shares of Common Stock	Nonvested Restricted Stock	Stock Options Exercisable	Shares held in 401(K) Plan	Total Shares of Common Stock Owned	Percent of Class
5% Owners:

David F. Bolger 79 Chestnut Street Ridgewood, NJ 07450-2533	3,655,366	—	—	—	3,655,366	*

T. Rowe Price Associates, Inc. (1) 100 E. Pratt Street Baltimore, Maryland 21202	2,275,520	—	—	—	2,275,520	*

The Bank of New York Mellon Corporation One Wall Street, 31st Floor New York, NY 10286	1,576,516	—	—	—	1,576,516	*

Officers and Directors:
Jerol E. Andres , Director	26,562	—	—	—	26,562	*
Gary L. Hoffman, Director	99,048	—	7,420	—	106,468	*
Ryan R. Patrick, Director	32,325	—	7,420	—	39,745	*
James E. Petersen , Director	99,093	—	7,420	—	106,513	*
Judi Johansen, Director	7,217	—	—	—	7,217	*
Henry Hewitt, Director	11,386	—	—	—	11,386	*
Patricia L. Moss, Director	154,514	42,623	124,593	16,112	337,842	*
Clarence Jones, Director	22,223	—	—	—	22,223	*
Thomas M. Wells, Director	31,308	—	—	—	31,308	*
Michael J. Delvin, Officer	9,785	18,454	22,103	504	50,846	*
Gregory D. Newton, Officer	43,834	12,770	66,728	1,036	124,368	*
Frank R. Weis, Officer	68,519	10,974	52,635	5,585	137,713	*
Peggy L. Biss, Officer	57,975	10,949	61,445	10,617	140,986	*

All Directors and Executive Officers as a Group (13)	663,789	95,770	349,764	33,854	1,143,177	*

(1) These securities are owned by various individual and institutional investors including shares owned by T. Rowe Price International and the T. Rowe Price Mutual Funds (which ownes 1,467,925 shares, representing 5.2% of the shares outstanding), which T. Rowe Price Associates, Inc. (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC’s rules allow us to “incorporate by reference” into this proxy statement the information we file with the SEC. This means that we can disclose important information to you by referring you to another document without restating that information in this document. Any information incorporated by reference into this proxy statement is considered to be part of this proxy statement from the date we file that document. Any reports filed by us with the SEC after the date of this proxy statement will automatically update and, where applicable, supersede any information contained in this proxy statement or incorporated by reference in this proxy statement.

We incorporate by reference the following documents and other information filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not “filed” in accordance with SEC rules):

•	our Annual Report on Form 10-K for the year ended December 31, 2007;
•	our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008, and September 30, 2008;
•

our Current Reports on Form 8-K filed January 4, 2008, January 24 ; 2008, February 19, 2008, February 21, 2008, February 25, 2008, March 11, 2008, April 24, 2008, May 7, 2008, July 24, 2008, July 30, 2008 and October 23, 2008

•

the description of the common stock set forth in our Registration Statement on Form 1-A (SEC File No. 93 26 4353) and any amendment or report filed for the purpose of updating such description, filed on November 26, 1993; and

•

all documents filed by us subsequent to the date hereof pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” and prior to the filing of a post effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold.

We will provide without charge to each person, including any beneficial owner, to whom this proxy statement is delivered, upon his or her written or oral request, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all documents referred to above that have been or may be incorporated by reference into this proxy statement, excluding exhibits to those documents unless they are specifically incorporated by reference into those documents. You may request a copy of these filings, at no cost, by contacting Gregory D. Newton, Executive Vice President and Chief Financial Officer, at our executive offices located at 1070 NW Bond Street, Suite 303, Bend, Oregon 97701, or by telephone at (541) 385-6205.

We also maintain an Internet site at www.botc.com. The information found on, or otherwise accessible through, our website is not incorporated by reference into, and is not otherwise a part of, this proxy statement or any other document that we file with or furnish to the SEC.

SHAREHOLDER PROPOSALS

In order to be eligible under the SEC’s shareholder proposal rule (Rule 14a-8) for inclusion in the proxy materials of Cascade Bancorp for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must, in addition to complying with the shareholder eligibility and other requirements of the SEC’s rules governing such proposals, be received at the Company's main office at 1100 N.W. Wall Street, Bend, Oregon 97701 no later than November 15, 2008.

For a proper shareholder proposal submitted outside of the process provided by Rule 14a-8 to be eligible for presentation at the meeting, timely notice must be received by the Secretary of the Company, in writing, not less than 60 days, nor more than 90 days, before the date of the meeting (for an April 28, 2008, meeting, no earlier than January 29, 2008, and not later than the close of business on February 28, 2008.) No shareholder submitted a proposal or notified the Company of business to bring before the Meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

By Order of the Board of Directors

Gregory D. Newton
SECRETARY

Bend, Oregon

November 6, 2008

Exhibit A

to

Articles of Amendment

of

Cascade Bancorp

Article VII shall be amended and restated in its entirety as follows:

Article VII

(a)        The Corporation is authorized to issue shares of two classes: 5,000,000 shares of preferred stock and 45,000,000 shares of common stock.

(b)        Subject to the provisions governing preferred stock that may from time to time be issued, the holders of the common stock shall have voting rights and the right to receive the net assets of the corporation upon dissolution as provided in the Oregon Business Corporation Act (“Act”).

(c)        The Board of Directors is authorized, subject to the Act and the provisions of this Article VII, to provide for the issuance of shares of the preferred stock in series, to establish the number of shares to be included in each series, and to determine the designations, preferences, limitations and relative rights of each series; provided that, except as otherwise required by any capital purchase program authorized by the Emergency Economic Stabilization Act of 2008, the holders of shares of preferred stock will not be entitled (A) to more than one vote per share, when voting as a class with the holders of shares of Common Stock, or (B) to vote on any matter separately as a class or series, except where expressly required by the Act. The Board of Directors may increase or decrease the number of shares of any series of preferred stock subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of authorized but unissued shares.

(d)        The authority of the Board of Directors with respect to each series includes, without limitation, determination of:

(i)	the number of shares in, and the distinguishing designation of, that series;

(ii)          whether shares of that series shall have full, special, conditional, limited, or no voting rights;

(iii)         whether shares of that series shall be redeemable or convertible (a) at the option of the corporation, the shareholder, or another person on the occurrence of a designated event, (b) for cash, indebtedness, securities, or other property, or (c) in a designated amount or in the amount determined in accordance with a designated formula or by reference to extrinsic data or events;

(iv)         whether, and the extent to which, shares of that series are entitled to distributions calculated in any manner, including dividends that may be cumulative, noncumulative, or partially cumulative;

(v)          whether, and the extent to which, shares of that series have preferences over any other classes or series of shares with respect to distributions, including dividends and distributions upon the dissolution of the Corporation; and

(vi)	any other preferences, limitation, and rights that are permitted by law.

Page 1. Exhibit A

1100 NW Wall Street Bend, Oregon 97701	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints GARY L. HOFFMAN and PATRICIA L. MOSS, and each of them, with full power of substitution, the proxy or proxies of the undersigned to vote all shares of Common Stock of Cascade Bancorp (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company, to be held at 1100 NW Wall Street, Bend, Oregon, on December 10, 2008, at 8:00 a.m. PST, and at any adjournment or postponements thereof, with the same force and effect as the undersigned might or could do if personally present.

Vote On Proposals		For	Against	Abstain

1.

TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK WITH LIMITED VOTING RIGHTS AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 35,000,000 TO 45,000,000: (The Board of Directors recommend a vote "FOR" this proposal)

		☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. (IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 )

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or Limited Liability Company, then please sign in the entity name by authorized person.

☐	Please mark here if you plan to attend the meeting.

_________________________________________________
Signature

Dated:____________________________	, 2008	_________________________________________________
Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Cascade Bancorp in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-579-1639
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Cascade Bancorp, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.